     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 26, 1997

                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                             HAMILTON BANCORP INC.
             (Exact name of registrant as specified in its charter)

                         ------------------------------

              FLORIDA                                 6712                               65-0149935
  (State or Other Jurisdiction of         (Primary Standard Industrial                (I.R.S Employer
   Incorporation or Organization)         Classification Code Number)               Identification No.)

                            ------------------------

                             3750 N.W. 87TH AVENUE
                              MIAMI, FLORIDA 33178
                                 (305) 717-5613
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                         ------------------------------

                              EDUARDO A. MASFERRER
          CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             HAMILTON BANCORP INC.
                             3750 N.W. 87TH AVENUE
                              MIAMI, FLORIDA 33178
                                 (305) 717-5613
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                         ------------------------------

                                WITH COPIES TO:

          ROBERT L. GROSSMAN, ESQ.                          LEE MEYERSON, ESQ.
        GREENBERG, TRAURIG, HOFFMAN,                    SIMPSON THACHER & BARTLETT
        LIPOFF, ROSEN & QUENTEL, P.A.                      425 LEXINGTON AVENUE
            1221 BRICKELL AVENUE                         NEW YORK, NEW YORK 10017
            MIAMI, FLORIDA 33131                              (212) 455-2000
               (305) 579-0500

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

                     CALCULATION OF REGISTRATION FEE CHART

                                                        PROPOSED MAXIMUM    PROPOSED MAXIMUM      AMOUNT OF
     TITLE OF EACH CLASS OF           AMOUNT TO BE     OFFERING PRICE PER  AGGREGATE OFFERING   REGISTRATION
   SECURITIES TO BE REGISTERED         REGISTERED            SHARE               PRICE               FEE
Common Stock.....................    460,000 shares          $15.50            $7,130,000         $2,161(1)

(1) The registration fee has been calculated in accordance with Rule 457(a) under the Securities Act of 1933.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. /X/ 333-20435

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INCORPORATION BY REFERENCE OF REGISTRATION ON FORM S-1, FILE NO. 333-20435.

    This Registration Statement on Form S-1 is being filed by Hamilton Bancorp, Inc. (the "Registrant") pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended. The Registrant hereby incorporates by reference into this Registration Statement the contents of the Registrant's Registration Statement on Form S-1 (File No. 333-20435) declared effective on March 25, 1997 by the Securities and Exchange Commission (the "Commission") including each of the documents filed by the Registrant with the Commission therein.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on March 25, 1997.

                                HAMILTON BANCORP INC.

                                By:           /s/ EDUARDO A. MASFERRER
                                     -----------------------------------------
                                                Eduardo A. Masferrer
                                               Chairman of the Board,
                                       President and Chief Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURE                                     TITLE                               DATE
------------------------------------  ------------------------------------------------  -------------------
      /s/ EDUARDO A. MASFERRER        Chairman of the Board, President and Chief
    ----------------------------       Executive Officer (principal executive officer)       March 25, 1997
        Eduardo A. Masferrer
       /s/ MARIA FERRER-DIAZ          Senior Vice President, Finance and Controller
    ----------------------------       (principal accounting officer)                        March 25, 1997
         Maria Ferrer-Diaz
        /s/ MAURA A. ACOSTA*
    ----------------------------      Executive Vice President and Director                  March 25, 1997
          Maura A. Acosta
       /s/ WILLIAM ALEXANDER*
    ----------------------------      Director                                               March 25, 1997
         William Alexander
    ----------------------------      Director
        Virgilo E. Sosa, Jr.

*By:       /s/ EDUARDO A. MASFERRER                                  March 25, 1997
           ----------------------------
           Eduardo A. Masferrer
           Attorney-in-fact

                               INDEX TO EXHIBITS

   EXHIBIT   DESCRIPTION
-----------  ----------------------------------------------------------------------------------------

       1.1   Proposed form of Underwriting Agreement(1)

       3.1   Registrant's Amended and Restated Articles of Incorporation(1)

       3.2   Registrant's Amended and Restated Bylaws(1)

       4.1   Form of Common Stock certificate(1)

       5.1   Opinion of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A. as to the validity of the Common Stock being registered *

      10.1   Registrant's 1993 Stock Option Plan, as amended(1)

      10.2   Lease Agreement, dated December 20, 1996, by and between Hamilton Bank, N.A. and System
             Realty Twelve, Inc. regarding the Registrant's corporate headquarters(1)

      21.1   Subsidiaries of the Registrant(1)

      23.1   Consent of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A. (to be included in its opinion to be filed as Exhibit 5.1) *

      23.2   Consent of Deloitte & Touche LLP*

      23.3   Consent of Juan Miguel Capurro(1)

      23.4   Consent of William Bickford(1)

      23.5   Consent of Thomas Gaffney(1)

      24.1   Reference is made to the Signatures section of this Registration Statement for the Power of Attorney(1)

------------------------

(1) Incorporated by reference to the Registrant's Registration Statement on Form S-1 (Registration No. 333-20435).

*   Filed herewith.